FORT PITT CAPITAL TOTAL RETURN FUND

FPCGX

A series of Advisors Series Trust

Supplement to the Summary Prospectus dated February 28, 2019

Effective February 28, 2020, the redemption fee for the Fort Pit Capital Total Return Fund will be removed. All references to redemption fees throughout the summary prospectus are hereby removed.

Please retain this Supplement with your Summary Prospectus.
The date of this Supplement is January 27, 2020.